UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 2010

CurrencySharesSM Canadian Dollar Trust

Sponsored by Rydex Specialized Products LLC,

d/b/a Rydex Investments

(Exact name of registrant as specified in its charter)

NEW YORK	001-32910	06-6551776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 BLACKWELL ROAD, SUITE 500 ROCKVILLE, MARYLAND	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 296-5100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Former independent registered public accounting firm

The Board of Managers of Rydex Specialized Products LLC, d/b/a Rydex Investments (the “Sponsor”), sponsor of CurrencySharesSM Canadian Dollar Trust (the “Trust”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm on January 15, 2010.

PwC’s reports on the Trust’s consolidated financial statements as of and for the fiscal years ended October 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2009 and 2008 and through January 15, 2010, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Trust’s financial statements for such years.

During the fiscal years ended October 31, 2009 and 2008 and through January 15, 2010, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Trust provided PwC with a copy of the above disclosures and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of PwC’s letter has been filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

The Trust conducted a competitive process to select a firm to serve as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2010. As a result of this process and following careful deliberation, on January 15, 2010 the Sponsor’s Board of Managers appointed Ernst & Young LLP (“E&Y”) as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2010. The Trust formally engaged E&Y as its independent registered public accounting firm on January 22, 2010.

During the fiscal years ended October 31, 2009 and 2008 and through January 22, 2010, the Trust has not consulted E&Y regarding (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Trust’s financial statements, or (2) any matter that was either the subject of a “disagreement” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” with PwC (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 16.1	Letter from PricewaterhouseCoopers LLP dated January 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYSHARESSM CANADIAN DOLLAR TRUST

	By:	Rydex Specialized Products LLC
Sponsor of the CurrencySharesSM
Canadian Dollar Trust

January 22, 2010	By:	/S/ NICK BONOS
Nick Bonos
Chief Executive Officer

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